UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2014

SAEXPLORATION HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35471	27-4867100
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

1160 Dairy Ashford Rd., Suite 160, Houston, Texas 77079
(Address of principal executive offices)(Zip Code)

(281) 258-4400

(Company’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

THIS REPORT AND THE EXHIBITS HERETO INCLUDE “FORWARD-LOOKING STATEMENTS” WITHIN THE MEANING OF THE SAFE HARBOR PROVISIONS OF THE U.S. PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. ACTUAL RESULTS MAY DIFFER FROM EXPECTATIONS, ESTIMATES AND PROJECTIONS AND, CONSEQUENTLY, YOU SHOULD NOT RELY ON THESE FORWARD LOOKING STATEMENTS AS PREDICTIONS OF FUTURE EVENTS. THESE STATEMENTS CAN BE IDENTIFIED BY THE USE OF WORDS OR PHRASES SUCH AS “EXPECT,” “ESTIMATE,” “PROJECT,” “BUDGET,” “FORECAST,” “ANTICIPATE,” “INTEND,” “PLAN,” “MAY,” “WILL,” “COULD,” “SHOULD,” “BELIEVES,” “PREDICTS,” “POTENTIAL,” “CONTINUE,” AND SIMILAR EXPRESSIONS.

THESE FORWARD-LOOKING STATEMENTS INCLUDE STATEMENTS REGARDING THE EXPECTED FUTURE PERFORMANCE OF SAEXPLORATION HOLDINGS, INC. (THE “COMPANY”). THESE FORWARD-LOOKING STATEMENTS INVOLVE SIGNIFICANT RISKS AND UNCERTAINTIES THAT COULD CAUSE THE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE EXPECTED RESULTS. MOST OF THESE FACTORS ARE OUTSIDE THE COMPANY’S CONTROL AND DIFFICULT TO PREDICT. THESE RISKS AND CONTINGENCIES INCLUDE FLUCTUATIONS IN THE LEVELS OF EXPLORATION AND DEVELOPMENT ACTIVITY IN THE OIL AND GAS INDUSTRY, INTENSE INDUSTRY COMPETITION, A LIMITED NUMBER OF CUSTOMERS, NEED TO MANAGE RAPID GROWTH, DELAYS, REDUCTIONS OR CANCELLATIONS OF SERVICE CONTRACTS, OPERATIONAL DISRUPTIONS DUE TO SEASONALITY, WEATHER AND OTHER EXTERNAL FACTORS, CREW PRODUCTIVITY, THE AVAILABILITY OF CAPITAL RESOURCES, SUBSTANTIAL INTERNATIONAL BUSINESS EXPOSING THE COMPANY TO CURRENCY FLUCTUATIONS AND GLOBAL FACTORS INCLUDING ECONOMIC, POLITICAL AND MILITARY UNCERTAINTIES, THE NEED TO COMPLY WITH DIVERSE AND COMPLEX LAWS AND REGULATIONS, AND OTHER FACTORS SET FORTH IN THE COMPANY’S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION. AS TO THE OFFERING OF THE NOTES DESCRIBED HEREIN, THESE RISKS AND UNCERTAINTIES ALSO INCLUDE THE COMPLETION OR SUCCESS OF THE OFFERING AND THE SALE OF THE NOTES, AND THE ANTICIPATED TERMS OF THE NOTES AND THE OFFERING.

THE FOREGOING LIST OF FACTORS IS NOT EXCLUSIVE. ALL SUBSEQUENT WRITTEN AND ORAL FORWARD-LOOKING STATEMENTS CONCERNING THE COMPANY AND ATTRIBUTABLE TO THE COMPANY OR ANY PERSON ACTING ON ITS BEHALF ARE EXPRESSLY QUALIFIED IN THEIR ENTIRETY BY THE CAUTIONARY STATEMENTS ABOVE. READERS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE UPON ANY FORWARD-LOOKING STATEMENTS, WHICH SPEAK ONLY AS OF THE DATE MADE. EXCEPT AS REQUIRED BY LAW, THE COMPANY DOES NOT UNDERTAKE OR ACCEPT ANY OBLIGATION OR UNDERTAKING TO RELEASE PUBLICLY ANY UPDATES OR REVISIONS TO ANY FORWARD-LOOKING STATEMENT TO REFLECT ANY CHANGE IN ITS EXPECTATIONS OR ANY CHANGE IN EVENTS, CONDITIONS OR CIRCUMSTANCES ON WHICH ANY SUCH STATEMENT IS BASED.

Item 7.01. Regulation FD Disclosure.

On June 16, 2014, SAExploration Holdings, Inc. (the “Company”) issued a press release announcing four new project awards in Alaska and South America, collectively valued at $74 million. The press release is included as Exhibit 99.1 hereto.

Included as Exhibits 99.2 and 99.3 is information regarding certain recent developments at the Company and updated disclosure regarding its use of EBITDA, Modified EBITDA and Adjusted EBITDA, which are non-GAAP financial measures, as measures of its performance. The information in those exhibits may be used by the Company in connection with the offering described in Item 8.01 of this Current Report on Form 8-K (this “Report”), as public relations material and for meetings with its stockholders and prospective investors.

The information in Item 7.01 of this Report, including Exhibits 99.1, 99.2 and 99.3, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Item 7.01 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended (the “Securities Act”), except as otherwise expressly stated in such filing.

Item 8.01. Other Events.

On June 16, 2014, the Company issued a press release announcing its intention to offer up to $150 million aggregate principal amount of its senior secured notes (the “Notes”) in a private offering to qualified institutional buyers pursuant to Rule 144A under the Securities Act and to non-U.S. persons in offshore transactions pursuant to Regulation S under the Securities Act. Pursuant to Rule 135C under the Securities Act, the press release is filed as Exhibit 99.4 hereto and is incorporated herein by reference. The Notes have not been registered under the Securities Act or the securities laws of any state and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state securities laws.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release dated June 16, 2014.

99.2	Recent Developments.

99.3	Use of EBITDA, Modified EBITDA and Adjusted EBITDA (Non-GAAP measures) as Performance Measures.

99.4	Press Release dated June 16, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 16, 2014	SAExploration Holdings, Inc.

	By:	/s/ Brent Whiteley
	Name:	Brent Whiteley
	Title:	Chief Financial Officer, General Counsel and Secretary

EXHIBIT INDEX

99.1	Press Release dated June 16, 2014.

99.2	Recent Developments.

99.3	Use of EBITDA, Modified EBITDA and Adjusted EBITDA (Non-GAAP measures) as Performance Measures.

99.4	Press Release dated June 16, 2014.